Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Lakeview Loan Servicing, LLC. The review included a total of 337 residential mortgage loans, in connection with the securitization identified as Lakeview 2020-CRT1 (the “Securitization”). The review began November 23, 2020 and concluded in December 9, 2020.

Consolidated Analytics selected a sample of 337 newly originated loans and sample of 220 seasoned loans for review. The total population size of the newly originated population was 25,277 and the seasoned population was 770. Credit, Compliance, Valuation, and Data Integrity reviews were performed on the new origination population and Pay History reviews were performed on the seasoned population. The sample populations were determined utilizing a 95% confidence, 2% precision, and 5% error rate.

Newly Originated loans are defined as seasoned less than 12 months as of the securitization cut-off date (9/1/2020). Seasoned loans are defined as loans seasoned greater than or equal to 12 months as of the securitization cut-off date (9/1/2020).

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.  QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.Credit	History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Comprehensive review of Closing Disclosure to determine transaction accuracy
d.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
e.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
f.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
g.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (337 loans in total):

337 loans had Desktop Reviews which were performed by Consolidated Analytics.

Pay History Review

Consolidated Analytics performed a “Pay History Review”, which included the following:

a.	Delinquency Validation
i.	Compare the audited Delinquency String to the Servicer Delinquency String and make note of the cause for any discrepancies
ii.	Determine the loan’s current Delinquency Status
iii.	Asses due dates, payment received dates, reversals and reapplications of payments and changes due to modification and forbearance terms in accurately reconstructing the Delinquency String

For loans reviewed in a post-close valuation review scenario (220 loans in total), no loans were found to have a discrepancy between the servicer provided string and the string calculated by Consolidated Analytics.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 219 mortgage loans reviewed, no mortgage loans had tape discrepancies. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

The following fields were considered during the Data Integrity review:

•	Back-end DTE Ratio (%)
•	Documentation type
•	FICO Score
•	Loan Purpose
•	Loan type (fixed/arm)
•	Occupancy status
•	Original CLTV (%)
•	Original term
•	Property type
•	Zip code

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “C” or higher with 99% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	211	$59,059,000.00	96%
Event Grade B	1	$251,000.00	1%
Event Grade C	7	$1,697,000.00	3%
Event Grade D	0	$0.00	0%
Total Sample	219	$61,007,000.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	219	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	219	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	218	99%
Event Grade B	1	1%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	219	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	211	97%
Event Grade B	0	0%
Event Grade C	7	3%
Event Grade D	0	0%
Total Sample	218	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	157
		Appraisal Missing	53
		Final Loan Application is Missing	2
		Note Document Indicator is Missing	2
		Asset Documents are Incomplete	1
		AUS is Missing	1
		Balance Sheet Does Not Meet Guidelines	1
		Borrower Credit Report is Missing	1
		CLTV Exceeds the AUS Maximum Allowable	1
		CoBorrower Credit Report is Missing	1
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		LTV Exceeds AUS Maximum Allowable	1
		Origination Appraisal is Missing	1
		Percentage of Downpayment from Borrower Own Funds is Zero	1
		Profit and Loss Does Not Meet Guidelines	1
		Transmittal Summary is Missing	1
		Total Credit Grade (A) Exceptions:	227
Compliance	A B	No Compliance Findings	213
		Security Instrument Indicator is Missing	3
		Evidence of Rate Lock Not Provided	2
		Mortgage not Recorded	1
		Total Compliance Grade (A) Exceptions:	219
		Mortgage not Recorded	1
		Total Compliance Grade (B) Exceptions:	1
Valuations	C	Value is not Supported within 10% of Original Appraisal Amount	7
		Total Valuation Grade (C) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.

B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.